                                                                    Exhibit 99.2
                                                                  CONFORMED COPY

                            STOCKHOLDERS AGREEMENT

   STOCKHOLDERS AGREEMENT (this "Agreement") dated as of August 15 1999, by and among Markel Corporation, a Virginia corporation ("VA"), Terra Nova (Bermuda) Holdings Ltd., a Bermuda corporation ("BB"), and the other parties signatory hereto (each a "Stockholder" and together, the "Stockholders").

                                   RECITALS

   A. Simultaneously herewith VA is entering into an Agreement and Plan of Merger and Scheme of Arrangement between VA and BB dated as of August 15, 1999 (the "Merger Agreement").

   B. The Merger Agreement provides for (i) the merger (the "Merger") of Mint Sub Ltd., a corporation to be organized under the laws of Virginia as a wholly-owned subsidiary of Virginia Holdings Inc ("Mint"), a corporation to be organized under the laws of Virginia, with and into VA and (ii) a Scheme of Arrangement between BB and certain of its shareholders (the "Scheme"). Pursuant to the Merger and the Scheme, the holders of the outstanding capital stock of BB and VA, respectively, will receive the applicable consideration set forth in the Merger Agreement. Upon consummation of the Merger and the Scheme, BB will be a wholly owned subsidiary of Mint, which will change its name to Markel Corporation.

   C. Each Stockholder owns that number of BB's Class A Ordinary Shares, par value U.S. $5.80 per share ("Class A Stock") and Class B Ordinary Shares, par value U.S. $5.80 per share ("Class B Stock") set forth next to such Stockholder's name on Exhibit A hereto.

   D. As a condition to its willingness to enter into the Merger Agreement, VA has required that each Stockholder agree, and each Stockholder has agreed, among other things, to execute and deliver this Agreement with respect to the Class A Stock and Class B Stock now owned or in the future acquired by such Stockholder (all such shares, including those now owned and those acquired in the future being referred to herein as the "Shares"), on the terms and conditions provided for herein.

   E. Capitalized terms used but not defined herein shall have the meanings set forth in the Merger Agreement.

   NOW, THEREFORE, in consideration of the foregoing and the representations, warranties and agreements herein contained, the parties hereto agree as follows:

   1. Irrevocable Proxy. Each Stockholder hereby irrevocably appoints VA or any designee of VA the lawful agent, attorney and proxy of such Stockholder, during the term of this Agreement at any meeting of the Stockholders of BB, however called, or in connection with any written consent of the Stockholders of BB, to vote (or cause to be voted) the Shares held of record or beneficially by such Stockholder (i) in favor of the Scheme, the execution and delivery by BB of the Merger Agreement and the approval of the terms thereof and each of the other actions contemplated by the Merger Agreement, this Agreement and any actions required in furtherance hereof and thereof; (ii) against any action or agreement that would result in a breach of any covenant, representation or warranty or any other obligation or agreement of BB under the Merger Agreement or this Agreement; and (iii) against the following actions (other than the Scheme and the transactions contemplated by the Merger Agreement): (1) any extraordinary corporate transaction, such as a merger, consolidation, amalgamation or other business combination involving BB or its subsidiaries; (2) a sale, lease or transfer of a material amount of assets of BB or its subsidiaries or a reorganization, recapitalization, dissolution or liquidation of BB or its subsidiaries; (3) (a) any change in the majority of the Board of Directors of BB; (b) any material change in the present capitalization of BB or any material amendment of BB's certificate of incorporation and memorandum of association;
(c) any other material change in BB's corporate structure or business; or (d) any other action which, is intended, or could reasonably be expected, to impede, interfere with, delay, postpone, discourage or materially adversely affect the Scheme or the transactions contemplated by the Merger Agreement or this Agreement or the contemplated economic benefits of any of the foregoing. Each Stockholder intends this proxy to be irrevocable and coupled with an interest and will take such further action or execute such other instruments as may be necessary to effectuate the intent of this proxy and hereby revokes any proxy previously granted by it with respect to the Shares. Each Stockholder shall not during the term of this Agreement purport to vote (or execute a consent with respect to) such Shares (other than through this irrevocable proxy) or grant any other proxy or power of attorney with respect to any Shares, deposit any Shares into a voting trust or enter into any agreement (other than this Agreement), arrangement or understanding with any person, directly or indirectly, to vote, grant any proxy or give instructions with respect to the voting of such Shares.

   2.1 Representations and Warranties. VA hereby represents and warrants to each Stockholder as follows:

     (a) Due Authorization. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by the Board of Directors of VA, and no other corporate proceedings on the part of VA are necessary to authorize this Agreement or to consummate the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by VA and constitutes a valid and binding agreement of VA enforceable against VA in accordance with its terms, except that such enforceability (i) may be limited by bankruptcy, insolvency, moratorium or other similar laws affecting or relating to enforcement of creditors' rights generally and (ii) is subject to general principles of equity.

     (b)  No Conflicts. Except for (i) filings under the HSR Act, if applicable,
(ii) the applicable requirements of the Exchange Act, and the Securities Act of 1933, as amended (the "Securities Act"), (iii) the applicable requirements of state securities, takeover or Blue Sky laws and (iv) such notifications, filings, authorizing actions, orders and approvals as may be required under other laws, (A) no filing with, and no permit, authorization, consent or approval of, any state, federal or foreign public body or authority is necessary for the execution of this Agreement by VA and the consummation by each of the transactions contemplated hereby and (B) neither the execution and delivery of this Agreement by VA nor the consummation by it of the transactions contemplated hereby nor compliance by it with any of the provisions hereof shall
(1) conflict with or result in any breach of any provision of its certificate of incorporation or by-laws (or similar documents), (2) result in a violation or breach of, or constitute (with or without notice or lapse of time or both) a default (or give rise to any third party right of termination, cancellation, material modification or acceleration) under any of the terms, conditions or provisions of any note, bond, mortgage, indenture, license, contract, agreement or other instrument or obligation to which it is a party or by which it or any of its properties or assets may be bound or (3) violate any order, writ, injunction, decree, statute, rule or regulation applicable to it or any of its properties or assets, except in the case of (2) or (3) for violations, breaches or defaults which would not in the aggregate materially impair the ability of VA to perform its obligations hereunder.

     (c) Good Standing. VA is a corporation duly organized, validly existing and in good standing under the laws of Commonwealth of Virginia and has all requisite corporate power and authority to execute and deliver this Agreement.

     2.2. Representations and Warranties of the Stockholders. Each Stockholder hereby severally and not jointly represents and warrants to VA as follows:

     (a) Ownership of Shares. Stockholder is the owner of the Shares set forth next to such Stockholder's name on Exhibit A hereto (or, in the case of Marsh & McLennan Capital Inc., is acting on behalf of the persons indicated on its signature page who are the owners of certain of the Shares set forth next to Marsh & McLennan Capital Inc. on Exhibit A hereto and, in the case of John J. Byrne, is acting on behalf of certain entities with respect to which he has voting and dispositive power who are the owners of certain of the Shares set forth next to John J. Byrne on Exhibit A hereto) and has the power to vote and dispose of such Shares.

     (b) Power. Binding Agreement. Stockholder has the legal capacity, power and authority to enter into and perform all of its obligations under this Agreement. The execution, delivery and performance of this Agreement by Stockholder will not violate any other agreement to which Stockholder is a party including, without limitation, any voting agreement, stockholders agreement or voting trust. This Agreement has been duly and validly authorized, executed and delivered by Stockholder and constitutes a valid and binding agreement of Stockholder, enforceable against Stockholder in accordance with its terms, except that such enforceability (i) may be limited by bankruptcy, insolvency, moratorium or other similar laws affecting or relating to enforcement of creditors' rights generally and (ii) is subject to general principles of equity.

     (c)  No Conflicts. Except for (i) filings under the HSR Act, if applicable,
(ii) the applicable requirements of the Exchange Act and the Securities Act,
(iii) the applicable requirements of state securities, takeover or Blue Sky laws, (iv) such notifications, filings, authorizing actions, orders and approvals as may be required under other laws, (A) no filing by such Stockholder with, and no permit, authorization, consent or approval of, any state, federal or foreign public body or authority is necessary for the execution of this Agreement by Stockholder and the consummation by Stockholder of the transactions contemplated hereby and (B) neither the execution and delivery of this Agreement by Stockholder nor the consummation by Stockholder of the transactions contemplated hereby nor compliance by Stockholder with any of the provisions hereof shall (1) conflict with or result in any breach of any provision of the certificate of incorporation, by-laws, trust or charitable instruments (or similar documents) of Stockholder, (2) result in a violation or breach of, or constitute (with or without notice or lapse of time or both) a default (or give rise to any third party right of termination, cancellation, material modification or acceleration) under any of the terms, conditions or provisions of any note, bond, mortgage, indenture, license, contract, agreement or other instrument or obligation to which Stockholder is a party or by which he or it or any of his or its properties or assets may be bound or (3) violate any order, writ, injunction, decree, statute, rule or regulation applicable to Stockholder or any of his or its properties or assets, except in the case of (A) or (B) for violations, breaches or defaults which would not in the aggregate materially adversely affect the ability of Stockholder to perform his or its obligations hereunder.

     3. Certain Covenants of Stockholder. Each Stockholder hereby severally, and not jointly, covenants and agrees as follows:

     (a) No Solicitation. During the term of this Agreement, neither Stockholder nor any officer, director, employee, representative or agent of Stockholder shall, directly or indirectly, solicit, facilitate, participate in or initiate any inquiries or the making of any proposal by any person or entity (other than VA) which constitutes, or may reasonably be expected to lead to any sale of the Shares or any Acquisition Proposal. If Stockholder, or any officer, director, employee, representative or agent of Stockholder, receives an inquiry or proposal with respect to the sale of Shares, then Stockholder shall promptly inform VA of the terms and conditions, if any, of such inquiry or proposal and the identity of the person making it. Stockholder shall, and shall cause its officers, directors, employees, representatives and agents to, immediately cease and cause to be terminated any existing activities, discussions or negotiations with any parties conducted heretofore with respect to any of the foregoing. The foregoing provisions of this Section 3(a) shall not be construed to limit actions taken, or require actions to be taken, by any Stockholder who is a director of BB that are required or restricted by his or her director's fiduciary duties or permitted by Section 5.3 of the Merger Agreement and that are undertaken solely in such person's capacity as a director of BB.

     (b) Restriction on Transfer, Proxies and NonInterference. Stockholder hereby agrees, while this Agreement is in effect, and except as contemplated hereby, not to (a) sell, transfer, pledge, encumber, assign or otherwise dispose of, or enter into any contract, option or other arrangement or understanding with respect to the sale, transfer, pledge, encumbrance, assignment or other disposition of, any of the Shares or (b) grant any proxies, deposit any Shares into a voting trust or enter into a voting agreement with respect to any Shares or (c) take any action that would make any representation or warranty of such Stockholder contained herein untrue or incorrect or have the effect of preventing or disabling such Stockholder from performing his or its obligations under this Agreement.

     4. Further Assurances. From time to time, at the other party's request and without further consideration, each party hereto shall execute and deliver such additional documents and take all such further action as may be necessary or desirable to effectuate the transactions contemplated by this Agreement.

     5. Adjustments to Prevent Dilution, etc. In the event of a stock dividend or distribution, or any change in BB's capital stock by reason of any stock dividend, split-up, reclassification, recapitalization, combination or the exchange of shares, the term "Shares" shall be deemed to refer to and include the Shares as well as all such stock dividends and distributions and any shares into which or for which any or all of the Shares may be changed or exchanged.

     6.  Miscellaneous.

     (a) Entire Agreement, Assignment. This Agreement, together with the Merger Agreement and that certain Registration Rights Agreement dated the date hereof,
(i) constitutes the entire agreement among the parties with respect to the subject matter hereof and supersedes all other prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof and (ii) shall not be assigned by operation of law or otherwise, provided that VA may assign its rights and obligations hereunder to any direct or indirect wholly owned parent company or subsidiary of VA, but no such assignment shall relieve VA of its obligations hereunder if such assignee does not perform such obligations.

     (b) Amendments. This Agreement may not be modified, amended, altered or supplemented, except upon the execution and delivery of a written agreement executed by the applicable Stockholder and VA.

     (c) Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly received if so given) by hand delivery, telegram, telex or telecopy, or by mail (registered or certified mail, postage prepaid, return receipt requested) or by any courier service, such as Federal Express, providing proof of delivery. All communications hereunder shall be delivered to the respective parties at the following addresses:

     If to a Stockholder, to the address of such Stockholder indicated on Exhibit A hereto.

     If to VA:

               Markel Corporation
               4551 Cox Road
               Glen Allen, Virginia 23059
               Attn: Steven A. Markel
               Facsimile No.: 804-527-3810

               with a copy to:

               McGuire, Woods, Battle & Boothe LLP
               One James Center
               901 E. Cary Street
               Richmond, Virginia 23219
               Attention: Leslie A. Grandis, Esq.
               Facsimile No.: 804-775-1061

or to such other address as the person to whom notice is given may have previously furnished to the others in writing in the manner set forth above.

     (d) Governing Law. Except to the extent that the BCA applies with respect to issues of corporate mechanics because BB is a Bermuda corporation, this Agreement shall be governed in all respects by the laws of the State of New York without regard to any laws or regulations relating to choice of laws (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York.

     (e) Cooperation as to Regulatory Matters. If so requested by VA, promptly after the date hereof, Stockholder will use its reasonable commercial efforts to cause it and BB (if required) to make all filings which are required under the HSR Act and applicable requirements and to seek all regulatory approvals required in connection with the transactions contemplated hereby.

     (f) Termination. This Agreement shall terminate on the earlier of (i) the Effective Time or (ii) the termination of the Merger Agreement in accordance with its terms.

     (g) Specific Performance. Each of the parties hereto recognizes and acknowledges that a breach by it of any covenants or agreements contained in this Agreement will cause the other party to sustain damages for which it would not have an adequate remedy at law for money damages, and therefore, each of the parties hereto agrees that in the event of any such breach the aggrieved party shall be entitled to the remedy of specific performance of such covenants and agreements and injunctive and other equitable relief in addition to any other remedy to which it may be entitled, at law or in equity.

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

     (h) Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same Agreement.

     (i) Descriptive Headings. The descriptive headings used herein are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement.

     (j) Severability. Whenever possible, each provision or portion of any provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law but if any provision or portion of any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or portion of any provision in such jurisdiction, and this Agreement will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision or portion of any provision had never been contained herein.

     (k) Special Exception. Anything in this Agreement to the contrary notwithstanding, it is understood that the covenants and restrictions of this Agreement shall not apply to any shares of Class A Stock or Class B Stock (i) owned by Donaldson, Lufkin & Jenrette Securities Corporation, other than those shares listed on Exhibit A hereto or (ii) owned or controlled by John J. Byrne, other than those shares listed on Exhibit A hereto or (iii) owned or controlled by Putnam Investments or any fund managed by Putnam Investments.

     IN WITNESS WHEREOF, this Agreement has been executed by or on behalf of each of the parties hereto, all as of the date first above written.

                              MARKEL CORPORATION


                              By: /s/ Steven A. Markel
                                 --------------------------------

                              Title: Vice Chairman
                                    -----------------------------


                              TERRA NOVA  (BERMUDA) HOLDINGS LTD.


                              By: /s/ John J. Dwyer
                                 --------------------------------

                              Title: Chairman
                                    -----------------------------

STOCKHOLDERS:

                              DLJ INTERNATIONAL PARTNERS, C.V.
                              By: DLJ MERCHANT BANKING, INC.
                                    Advisory General Partner

                              By: /s/ David Jaffe
                                 ---------------------------------------------
                                  Name:  David Jaffe
                                  Title: Managing Director

                              DLJ OFFSHORE PARTNERS, C.V.
                              By: DLJ MERCHANT BANKING, INC.
                                    Advisory General Partner

                              By: /s/ David Jaffe
                                 ---------------------------------------------
                                  Name:  David Jaffe
                                  Title: Managing Director


                              DLJMB OVERSEAS PARTNERS, C.V.
                              By: DLJ MERCHANT BANKING, INC.
                                    Advisory General Partner


                              By:   /s/ David Jaffe
                                  ---------------------------------------------
                                  Name:  David Jaffe
                                  Title: Managing Director

                              DLJ MERCHANT BANKING FUNDING, INC.


                              By: /s/ Ivy Dodes
                                 ---------------------------------------------
                                  Name:  Ivy Dodes
                                  Title: Vice President

                              DLJ FIRST ESC, L.P.
                              By:  DLJ LBO PLANS MANAGEMENT CORPORATION,
                                   its General Partner


                              By:   /s/ Ivy Dodes
                                  ---------------------------------------------
                                  Name:  Ivy Dodes
                                  Title: Vice President


                              DONALDSON, LUFKIN & JENRETTE SECURITIES CORP.


                              By: /s/ Ivy Dodes
                                 ---------------------------------------------
                                  Name:  Ivy Dodes
                                  Title: Vice President

                              MARSH & MCLENNAN CAPITAL INC.,
                              on behalf of itself, MARSH & MCLENNAN CAPITAL HOLDINGS, LTD., RISK CAPITAL REINSURANCE COMPANY and other MARSH & MCLENNAN RELATED ENTITIES


                              By: /s/ Philip Petronis
                                 ---------------------------------------------
                                  Name: Philip Petronis
                                  Title:

                              JOHN J. BYRNE on his own behalf and on behalf of certain entities as to which, with respect to Shares held by such entities, he has voting and dispositive power


                              By: /s/ John J. Byrne
                                 ---------------------------------------------
                                  Name: John J. Byrne

EXHIBIT A

                                                Number of         Number of
Stockholder Name                                Class A Shares    Class B Shares
----------------                                --------------    --------------
DLJ International Partners, C.V.                  967,499            71,682

DLJ Offshore Partners, C.V.                        36,797            23,456

DLJMB Overseas Partners, C.V.                   1,121,517         1,061,828

DLJ Merchant Banking Funding, Inc.                567,905           362,085

DLJ First ESC, L.P.                               352,816           224,862

Donaldson, Lufkin & Jenrette Securities Corp.      82,048            52,304

     Address of all above:
     277 Park Avenue
     New York, NY 10172
     Fax (212) 892-7552

     Marsh & McLennan Capital Inc. on behalf of
     itself and the other persons listed on its
     signature page above.                      2,964,610*

     20 Horseneck Lane
     Greenwich, Conn. 06830
     Fax (203) 862-2951
     Attn: Michael Goldman

     John J. Byrne                                483,625

----------
* Of the 2,964,610 Class A shares listed above, 1,214,414 are held by Bank of NT Butterfield & Son Limited (the "Bank"), as to which Marsh has certain depository receipts and the right to request the sale or transfer of such 1,214,414 Class A Shares under certain circumstances, all as set forth in the proxy statement of BB dated March 30, 1999. The parties acknowledge that (i) Marsh's obligations hereunder with respect to such 1,214,414 Class A shares are limited to the extent inconsistent with such arrangement between Marsh and the Bank as set forth in such proxy statement, and (ii) (for clarification purposes only) any Common Shares received in connection with the Merger or Scheme in exchange for such 1,214,414 shares shall be deemed to be owned by Marsh for purposes of the Registration Rights Agreement dated as of the date hereof among certain of the party's hereto. Subject to applicable laws, Marsh agrees to use its commercially reasonable efforts to cause such 1,214,414 shares to be voted in accordance with section 1 of the Stockholders Agreement.